SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
--------------------------------

         [ ] Preliminary  proxy  statement
         [X] Definitive  proxy  statement
         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-12

                   [ ] Confidential, For Use of the Commission
                       Only (as permitted by Rule 14a-6(e)(2))

                            IntegraMed America, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:  April 13, 2006

April 13, 2006




Dear Stockholder:

It is my pleasure to invite you to attend the 2006 Annual Meeting of Stockholders of IntegraMed America, Inc. The meeting will be held at 10:00 a.m. (local time) on Tuesday, May 23, 2006, at the Company's corporate offices at Two Manhattanville Road, 3rd Floor, Purchase, New York.

The following pages contain the formal Notice of Annual Meeting of Stockholders and the Proxy Statement. Please review this material for information concerning the business to be conducted at the meeting, which is the election of seven directors for a term of one year. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find detailed information about IntegraMed America, Inc. in the enclosed 2005 Annual Report to Stockholders.

We hope you can join us on May 23, 2006. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed Proxy Card, sign and date the Proxy Card, and return it in the enclosed envelope. Your vote is important to the Company, so please return your Proxy promptly.


Sincerely,


/s/Jay Higham
   -----------------------------------
   Jay Higham
   President & Chief Executive Officer

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577

                            --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 23, 2006

                            --------------------------





To the Stockholders:


         Notice is hereby given that the Annual Meeting of the Stockholders of IntegraMed America, Inc. (the "Company") will be held on Tuesday, May 23, 2006, 10:00 a.m. local time, at the Company's headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577. The meeting is called for the following purposes:

         1. To elect seven directors for a term of one year; and

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on March 31, 2006 are entitled to notice of, and to vote at, the meeting.

         All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned the Proxy Card.



                                /s/ Claude E. White
                                    -------------------------------------------
                                    Claude E. White
                                    Vice President, General Counsel & Secretary

April 13, 2006

16

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577
                                  914-253-8000
                            ---------------------------

                                 PROXY STATEMENT
                            ---------------------------

                     For the Annual Meeting of Stockholders
                       To Be Held on Tuesday, May 23, 2006


Solicitation of Proxy

         This Proxy Statement is furnished to stockholders of IntegraMed America, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company to be held in Purchase, New York, on Tuesday, May 23, 2006 at 10:00 a.m., and any adjournments of the meeting ("Annual Meeting").

Mailing Date

         The Annual Report of the Company for 2005, including financial statements, the NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, this Proxy Statement, and the Proxy Card are being mailed to stockholders on or about April 13, 2006.

Who can vote -- Record Date

         The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 31, 2006. Each of the 5,127,300 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company issued and outstanding on the record date is entitled to one vote at the meeting.

How to vote -- Proxy Instructions

         You can vote your shares by mailing in your proxy card. Stockholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

         In voting on the Directors, you may specify whether your shares should be voted for all, some, or none of the nominees for director.

         If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors".

 Revocation of Proxies

         You may revoke your Proxy at any time before it is exercised in any of three ways:

         (1) by submitting written notice of revocation to the Company's Secretary, which must be received prior to the Annual Meeting;

         (2) by submitting a new Proxy by mail that is dated later in time and properly signed; or

         (3)      by voting in person at the meeting.

Quorum

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting are present, in person or by proxy. Broker "non-votes" and abstentions are counted as present at the Annual Meeting for purposes of determining whether a quorum exists.

Required Vote

         Nominees receiving a plurality of the voted shares present in person or represented by proxy at the Annual Meeting will be elected directors. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors. For that reason, any shares not voted (whether abstentions, broker "non-votes" or otherwise) will not affect the outcome of the election of directors. The Board does not anticipate that any nominee will be unable or decline to serve.

Voting Results

         Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2006.

Other Business

         The Company does not intend to bring any business before the meeting other than that set forth in the Notice of Annual Meeting and described in this Proxy Statement. However, if any other business should properly come before the meeting, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted by your proxy.

                               SECURITY OWNERSHIP


         The following table sets forth, as of March 31, 2006, certain information concerning the stock ownership of all persons known by the Company to own beneficially 5% or more of the shares of Common Stock, and each director, and each executive officer named under "Executive Compensation", and all directors and executive officers of the Company as a group.

                                                    Shares of
                                                  Common Stock      Percent of
                                                  Beneficially     Common Stock
Beneficial Owners                                   Owned (1)        Outstanding
-----------------                                   ---------        -----------


Peter R. Kellogg................................    700,130(2)          13.66%
120 Broadway
New York, NY 10271

Gruber & McBaine Capital Management, LLC........    424,008(3)           8.27%
50 Osgood Place, Penthouse
San Francisco, CA 94133-4622


Officer and Director Stock Ownership

Gerardo Canet (4)...............................     40,096              *
Jay Higham......................................     83,166(5)           1.62%
John W. Hlywak, Jr..............................     58,500(5)           1.14%
Joseph J. Travia, Jr............................     19,600(5)           *
Donald S. Wood, PhD.............................     38,051(5)           *

Sarason D. Liebler..............................          0              *
Wayne R. Moon...................................     23,465(5)           *
Lawrence J. Stuesser............................     31,460(5)           *
Elizabeth E. Tallett............................     44,265(5)           *
Yvonne S. Thornton, M.D.........................        838              *

ALL EXECUTIVE OFFICERS AND DIRECTORS
    AS A GROUP (15 persons).....................    348,406(5)           6.80%
--------------

* Represents less than 1% of outstanding shares of Common Stock.

(1) For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

(2) Includes 100 shares held by Cynthia Kellogg, wife of Peter R. Kellogg, based on a Schedule 13G/A dated February 15, 2006 filed jointly by IAT Reinsurance Company Ltd. ("IAT") and Mr. Kellogg. According to the
      Schedule 13G/A, Mr. Kellogg has sole dispositive and voting power with respect to the Company shares owned by IAT and its subsidiaries. Mr. Kellogg disclaims beneficial ownership of the shares owned by IAT and its subsidiaries, and his wife.

(3) Includes 345,996 shares of Common Stock held by accounts managed by Gruber and McBaine Capital Management, LLC. (the "LLC"), for which the LLC has shared voting and dispositive powers pursuant to various investment management agreements, and 39,997 and 38,015 shares held by Jon D. Gruber and J. Patterson McBaine, respectively, based on a Schedule 13G filed February 3, 2006. Messrs. Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold are managers of the LLC. The 345,996 shares of Common Stock includes 271,090 shares for which Lagunitas Partners, an investment limited partnership of which the LLC is the general partner, has shared voting and dispositive powers.

(4) Although Mr. Canet resigned as Chief Executive Officer of the Company effective December 31, 2005, for purposes of this Proxy Statement, Mr. Canet is being reported as an Executive Officer.

(5) Includes exercisable options to purchase Common Stock, including options exercisable within 60 days of March 31, 2006, as follows: Jay Higham -- 1,829; John Hlywak -- 7,250; Joseph Travia--- 5,159; Donald S. Wood -- 1,829; Wayne R. Moon -- 6,500; Lawrence Stuesser -- 18,850; and Elizabeth Tallett -- 24,700. As to "All Executive Officers and Directors as a Group," the 344,906 shares includes an aggregate of 5,525 shares beneficially owned, including exercisable options, by executive officers not named above. The address for each of these individuals is c/o IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577.

                  ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

         Each of the nominees is currently a director of the Company. The Board of Directors recommends that the persons named below be elected as directors of the Company and it is intended that your proxy will be voted for the election as directors of the seven persons named below, unless your proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a director, your proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following sets forth the names and ages of the seven nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

         GERARDO CANET (60) served as Chief Executive Officer and a director of the Company from February 14, 1994 to December 31, 2005. Mr. Canet resigned as Chief Executive Officer effective December 31, 2005, but continues to serve as Chairman of the Board and a consultant to the Company. For approximately five years prior to joining the Company, Mr. Canet held various executive management positions with Curative Health Services, Inc., the last of which was as Executive Vice President and President of its Wound Care Business Unit. Mr. Canet has been a director of Dendreon Corporation since December 1996. Mr. Canet earned a B.A. in Economics from Tufts University and an M.B.A. from Suffolk University.

         JAY HIGHAM (47) became President and Chief Executive Officer, effective January 1, 2006 and was President and Chief Operating Officer of the Company since June 2004. In October 1994 Mr. Higham joined the Company as Vice President of Marketing and Development and in January 1999, was promoted to Senior Vice President of Marketing and Development. For four years prior to joining the Company, Mr. Higham held a variety of executive positions, the most current of which was as Vice President of Health Systems Development for South Shore Hospital and South Shore Health and Education Corporation where he developed and implemented a strategy for integration with physician group practices and managed care payers. Mr. Higham earned a B.S. in Psychology from the University of Rochester and a M.H.S.A. from George Washington University.

        SARASON D. LIEBLER (69) became a director of the Company in August 1994. Mr. Liebler is President of SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice. During the past 20 years, Mr. Liebler was a director and/or officer of a number of companies in the fields of home health care, clinical diagnostics, high density optical storage and sporting goods. Mr. Liebler is a graduate of the United States Naval Academy with a B.S. in Engineering.

        WAYNE R. MOON (66) became a director of the Company in May 2001. Mr. Moon joined Kaiser Foundation Health Plan, Inc. in 1970 and was subsequently elected President, Chief Operating Officer and Director. In September 1993, Mr. Moon was appointed President and Chief Executive Officer of Blue Shield of California and a member of its Board of Directors and, later, Chairman. Mr. Moon retired from Blue Shield in January 2000. He currently serves as Chairman of the Board of RelayHealth, Inc. He serves on various corporate, professional and civic boards, including Varian, Inc. and the California State Automobile Association. Mr. Moon earned a B.B.A. and a Masters in Hospital Administration from the University of Michigan.

        LAWRENCE J. STUESSER (64) became a director of the Company in April 1994. Since June 1999, Mr. Stuesser has been a private investor. From June 1996 to May, 1999, Mr. Stuesser was the President and Chief Executive Officer and a director of Computer People Inc., the U.S. subsidiary of London-based Delphi Group plc., of which he was also a director. Mr. Stuesser was a director of Curative Health Services, Inc. from July 1993 to May 2000 and has been a director of American Retirement Corporation since May 1997. Early in his career, Mr. Stuesser qualified as a certified public accountant and served as an audit manager with Alexander Grant & Company, an accounting firm. Mr. Stuesser holds a B.B.A. in accounting from St. Mary's University.

        ELIZABETH E. TALLETT (57) became a director of the Company in June 1998. Since July 2002, Ms. Tallett has been a Principal of Hunter Partners, LLC, which provides management services to developing life sciences companies. From November 2000 until January 2003, Ms. Tallett was Chief Executive Officer of

Marshall Pharmaceuticals, Inc., a specialty pharmaceutical company. Ms. Tallett held the position of President and Chief Executive Officer of Dioscor, Inc., a biopharmaceutical company, from 1996 until July 2003. Ms. Tallett was President and Chief Executive Officer of Ellard Pharmaceuticals, Inc. and Galenor, Inc., both biopharmaceutical companies, from 1997 to 2000 and 1999 to 2000, respectively. Ms. Tallett is a director of The Principal Financial Group, Inc., Varian Semiconductor Associates, Inc., Varian, Inc., Coventry Health Care, Inc. and Immunicon, Inc. She is a founding board member of the Biotechnology Council of New Jersey. Ms. Tallett graduated from Nottingham University with a degree in mathematics and economics.

        YVONNE S. THORNTON, M.D., M.P.H. (58) became a director of the Company in January 2006. Dr. Thornton is a double board-certified specialist in obstetrics, gynecology and maternal-fetal medicine. Since April 2003, Dr. Thornton has been a Professor of Clinical Obstetrics and Gynecology at Cornell (Weill) Medical College and from 2002-2005 she was Vice-Chair of the Department of OB/GYN and Director of Maternal-Fetal Medicine at Jamaica Hospital Medical Center in New York City. From 2000-2002, Dr. Thornton was a member of the Department of Obstetrics and Gynecology, Division of Maternal-Fetal Medicine at St. Luke's-Roosevelt Hospital in New York City. Dr. Thornton is a Diplomate of the American Board of Obstetrics and Gynecology, a Fellow of the American College of Surgeons and an Oral Examiner for the American Board of Obstetrics and Gynecology. She is the author of the Pulitzer prize-nominated book entitled, "The Ditchdigger's Daughters." After graduating with honors from Monmouth College in New Jersey, she received her M.D. degree with honors from Columbia University College of Physicians and Surgeons. Dr. Thornton also received her Executive Masters (M.P.H.) degree in Health Policy and Management from Columbia University.

        The Board of Directors recommends a vote "FOR" each nominee listed above. Your proxy will be voted in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the nominees listed above.

                              ---------------------

        The Board of Directors has determined that Messrs. Moon and Stuesser, Ms. Tallett and Dr. Thornton are independent directors in accordance with Rule 4200(a)(15) of the National Association Securities Dealers ("NASD") listing standards because none of them is believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. Mr. Higham is precluded from being deemed independent under the NASD listing standards because he currently serves as an executive officer of the Company. Mr. Canet is precluded from being deemed independent under the NASD listing standards because he has served as an executive officer of the Company during the past three years and Mr. Liebler is precluded from being deemed independent under the NASD listing standards because he received compensation other than director fees from the Company in excess of $60,000 during the previous three
(3) years.

        Directors are elected by the Company's stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

        During 2005, the Board of Directors held four meetings, and took action by written consent three times. Each director attended at least 75% of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which each director served during 2005. In 2005, the independent directors of the Board met four times in executive session.

        Stockholders may communicate directly with the directors. All communications should be sent in care of the Secretary of the Company at the Company's address and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, for non-employee directors or a particular committee of the directors. If no director is specified, the communication will be forwarded to the entire Board.

        The Company does not have a policy requiring the directors to attend stockholders meetings; however, all of our directors attended the 2005 annual meeting. It is expected that all of our directors will attend the 2006 Annual Meeting.

                             COMMITTEES OF THE BOARD

        The Board of Directors maintains three standing Committees: Audit Committee, Compensation Committee, and Nominating and Governance Committee whose members are set forth below:

         AUDIT                COMPENSATION         NOMINATING AND GOVERNANCE
         -----                ------------         -------------------------

     Wayne R. Moon           Wayne R. Moon               Wayne R. Moon*
 Lawrence J. Stuesser*    Lawrence J. Stuesser        Lawrence J. Stuesser
  Elizabeth E. Tallett   Elizabeth E. Tallett*        Elizabeth E. Tallett
                         Yvonne S. Thornton, M.D.     Yvonne S. Thornton, M.D.

        *Committee Chairperson

AUDIT COMMITTEE

        The Audit Committee is charged by the Board of Directors to (i) study, review and evaluate the Company's accounting, auditing and financial reporting practices, including the internal controls and audit functions, (ii) assess the Company's compliance with legal and regulatory requirements, and (iii) select the independent auditors and review their qualifications, independence and performance, while being the focal point for communications between the Board of Directors, management and the independent auditors. More specifically, the Audit Committee pre-approves all audit and non-audit services to be performed by the independent auditors, reviews the scope and results of the audit of the Company's financial statements, reviews financial statements and periodic filings with the Commission, and discusses the same with management.

        Each Audit Committee member meets the independence standards of The Nasdaq Stock Market, Inc. The Board of Directors has determined that in addition to being independent, Mr. Stuesser is an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K of the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which, as amended and restated as of December 6, 2005, is appended to this Proxy Statement as Appendix A. The Audit Committee held four regular and four telephonic meetings in 2005.

COMPENSATION COMMITTEE

        The Compensation Committee, under a delegation of authority from the Board of Directors, reviews and makes decisions with respect to salaries, wages, bonuses, equity awards and other benefits and incentives for executive officers of the Company. The Compensation Committee also administers all compensation programs for executive management of the Company. The Compensation Committee held four meetings in 2005.

        The Compensation Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.

Compensation Committee Interlocks and Insider Participation

         For 2005 the members of the Compensation Committee were Ms. Tallett (Chairperson) and Messrs. Stuesser and Moon. None of these individuals has ever been an officer or employee of the Company or any of its subsidiaries. For 2005, no executive officer of the Company served on the Compensation Committee or Board of Directors of any other entity, which had any executive officer who also served on the Compensation Committee or Board of Directors of the Company.

NOMINATING AND GOVERNANCE COMMITTEE

        The Board of Directors maintains a Nominating and Governance Committee consisting of independent directors as defined by NASDAQ rules. The primary purpose of the Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of stockholders, and recommending to the Board a set of corporate governance principles applicable to the Company. The Committee also provides assistance to the Board in the areas of Committee selection, evaluation of the overall effectiveness of the Board and management, and review and consideration of developments in corporate governance practices. The Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of the Company stockholders.

        The Nominating and Governance Committee will consider candidates for board membership whose qualifications, including business experience and skills, lend themselves to advancing the Company's best interests. There are no minimum qualifications that the Committee looks for. Stockholders may recommend candidates for consideration by the Nominating and Governance Committee by writing to the Chairperson of the Nominating Committee, c/o IntegraMed America, Inc. Two Manhattanville Road, Purchase, New York 10577. Such recommendations for the 2007 annual meeting of stockholders must be received by the Company between January 23, 2007 and February 23, 2007. The Nominating and Governance Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, includes background and reference checks, together with personal interviews.

        The Nominating and Governance Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.

                              DIRECTOR COMPENSATION

        In 2005 non-employee directors of the Company were paid an annual retainer of $10,000, a fee of $1,000 for each regularly scheduled meeting of the Board attended, $2,500 per year for membership on each committee of the Board (and $1,500 for serving as Chairperson a Committee or $3,000 for serving as Chairperson of the Audit Committee), and were reimbursed for expenses incurred in attending meetings. Additionally, non-employee directors were granted, as part compensation for services rendered, 3,350 shares of Common Stock, with a market value of $36,515 based on the closing price per share of the Company's Common Stock on the date of the grant. Directors who are also executive officers are not compensated for their services as directors. For 2006, each non-employee director currently receives (1) an annual retainer fee of $15,000; (2) $2,500 for each Committee on which he or she serves; (3) $1,500 if he or she serves as Chairperson of a Committee and $3,000 if he or she serves as Chairperson of the Audit Committee; (4) $1,500 for each regular Board meeting attended ($2,000 for any special meeting or committee meeting not coinciding with a regularly scheduled Board meeting (and are reimbursed for reasonable travel expenses incurred in attending meetings); and (4) a stock grant, upon election at the Annual Meeting equal to the number of shares resulting from dividing $25,000 by the closing market price on the day before the Annual Meeting of Shareholders, with vesting upon grant.

         The following chart sets forth fees paid for 2005 for non-employee directors serving on the Board of Directors

  ----------------------------- ------------------- ------------------------- ---------------------------
                                                             BOARD                    COMMITTEE
            DIRECTOR                 RETAINER            ATTENDANCE FEE              MEMBERSHIPS
  ----------------------------- ------------------- ------------------------- ---------------------------

  Sarason D. Liebler                 $10,000                  $4,000                        $0
  ----------------------------- ------------------- ------------------------- ---------------------------

  Wayne R. Moon                      $10,000                  $4,000                    $9,000 (1)
  ----------------------------- ------------------- ------------------------- ---------------------------

  Lawrence J. Stuesser               $10,000                  $4,000                   $10,500 (2)
  ----------------------------- ------------------- ------------------------- ---------------------------

  Elizabeth E. Tallett               $10,000                  $4,000                    $9,000 (1)
  ----------------------------- ------------------- ------------------------- ---------------------------

(1) Each of Mr. Moon and Ms. Tallett is paid an additional $1,500 for their respective roles as Chairperson of the Compensation Committee and the Nominating and Governance Committee, respectively.
(2)     Mr.  Stuesser  is paid an  additional  $3,000 as  Chairman  of the Audit
        Committee.

        SDL Consultants, a company owned by Sarason D. Liebler, who became a director of the Company in August 1994, rendered consulting services to the Company for aggregate fees of approximately $83,000, $63,000 and $83,000 during 2005, 2004 and 2003, respectively.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

        The following sets forth the business experience of executive officers who are not also directors of the Company:

        JOHN W. HLYWAK, JR. (58) joined the Company in July 1999 as its Senior Vice President and Chief Financial Officer and was named Executive Vice President and Chief Financial Officer in March 2006. From 1997 to 1999 he was the Senior Vice President and Chief Financial Officer of MedSource, Inc., a Tennessee-based health care billing and receivables management company. Mr. Hlywak is a C.P.A. and has a B.S. degree in Accounting from Widener University.

        PAMELA SCHUMANN (40) serves as Vice President, Consumer Services. She joined the Company in in 2001 to help launch the Company's consumer services initiative. Before joining the Company, Ms. Schumann was Vice President of a physician-focused managed care consulting firm where she spent 8 years. Ms. Schumann has extensive experience in healthcare marketing, GPO operations and physician practice development. Ms. Schumann received her BA in Marketing from University of Maryland's Robert H. Smith School of Business.

         SCOTT SOIFER (43) joined the Company in January 2005 as Vice President, Marketing and Development. Prior to joining the company, Mr. Soifer was an Associate Partner at Accenture (formerly Andersen Consulting) for 13 years, specializing in Healthcare strategy, focused primarily on the health insurance sector. He also did independent consulting work, focused on streamlining financial transactions between payers, providers and patients, and on new product development in the disease management area. Mr. Soifer has a Bachelor's degree in Computer Science from the University of California at Santa Barbara and an MBA from the Kellogg School of Management at Northwestern University.

        DAVID TANNER (46) serves as Senior Vice President Operations, Western Region. He joined the Company in November 2003 as Vice President and was promoted to his current position in October 2004. From February 2000 to May 2003 Mr. Tanner served as the Chief Executive Officer of Calais Health, a physician practice management and medical managed care management company with operations in Louisiana, Oklahoma and Mississippi. Mr. Tanner served as Regional Vice President at Healthsouth Corporation from October 1992 to January 2000. Mr. Tanner received his M.B.A from the University of Phoenix and a B.S. in Health Services Administration from Weber State University.

        JOSEPH J. TRAVIA, JR. (53) serves as Senior Vice President, Operations, Eastern Region. He joined the company in 2000 as its Vice President and Executive Director of Reproductive Science Center in New England. Prior to joining the Company, from 1997 - 1999 Mr. Travia served as President and Chief Executive Officer of Capstan, LLC. Early in his career, Mr. Travia qualified as a certified public accountant and served as a tax consultant and senior auditor with Ernst & Young, an accounting firm. Mr. Travia earned a B.S. in Management from Boston College and an M.B.A. from Babson College.

        CLAUDE E. WHITE (57) joined the Company in March 1995 as General Counsel and Assistant Secretary. In January 1998, Mr. White became Corporate Secretary, in addition to General Counsel, and in May, 2002 became a Vice President. Mr. White has served as General Counsel of several major companies over a period of 10 years prior to joining the Company, including Burns International Security Services, Inc., Staff Builders, Inc. and Quality Care, Inc. Mr. White received his B.A. degree in Political Science from Rutgers College and J.D. degree from Rutgers School of Law.

        DONALD S. WOOD, PHD. (61) serves as Senior Vice President, Operations Administration. He joined the Company in April 1991 as its Vice President of Genetics. Dr. Wood became Vice President of Science and Technology in 1993, was promoted President and Chief Operating Officer of the Reproductive Science Center Division in 1997 and served as Senior Vice President and Chief Operating Officer from January 1999 to June 2004. Dr. Wood received a PhD. in Physiology from Washington State University and completed a post-doctoral fellowship in neurology at the Columbia/Presbyterian Medical Center in New York, where he subsequently was appointed an Assistant Professor of Neurology.

                             EXECUTIVE COMPENSATION

        The following table sets forth a summary of the compensation paid or accrued by the Company during the years ended December 31, 2005, 2004 and 2003 for the Company's Chief Executive Officer and for the next four most highly compensated executive officers (the "Named Executive Officers").

  ===============================================================================================================
                                                                                  Long Term Compensation
                                                                                  ----------------------
                                                                                                 Securities
                                                                                Restricted       Underlying
                                                       Annual Compensation         Stock           Options
  Name and Principal Position           Year          Salary($)    Bonus($)     Award(s)($)       Granted (#)
  ---------------------------------------------------------------------------------------------------------------

  Gerardo Canet (1)                      2005         328,835(2)    153,001        43,600              --
  (former Chief Executive Officer)       2004         282,308       102,600        25,520              --
                                         2003         275,000        24,750        52,200              --

  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------

  Jay Higham                             2005         235,730        99,876        43,600              --
      President and Chief                2004         203,808        52,110        26,300              --
      Executive Officer                  2003         183,000        13,660        52,200              --


  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------

  John W. Hlywak, Jr.                    2005         226,730        76,841        27,250              --
      Executive    Vice   President      2004         212,577        51,600        12,760              --
      and Chief Financial Officer        2003         206,000        16,480        26,100              --


  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------


   Joseph J. Travia, Jr.(3)              2005        189,730         62,800        18,175              --
      Sr. Vice President, Eastern        2004           --             --            --                --
      Operations                         2003           --             --            --                --

  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------

  Donald S. Wood, PhD                    2005         212,730        80,560        21,800              --
     Sr. Vice President,                 2004         200,846        48,720        12,760              --
  Operations Administration              2003         195,000        15,600        26,100              --

  ================================== ============== ============ ============= ================ =================

(1) Although Mr. Canet resigned as Chief Executive Officer of the Company effective December 31, 2005, for purposes of this Proxy Statement, Mr. Canet is being reported as an Executive Officer.

(2)      Includes "Other Compensation" totaling $17,297.

(3) Mr. Travia became Sr. Vice President of Operations, Eastern Region, effective July 1, 2005.

         The Company did not grant any stock options to the Named Executive Officers for the year ended December 31, 2005.

         The following table sets forth certain information concerning the Named Executive Officers who held unexercised options at December 31, 2005:

===============================================================================

                                        AGGREGATED OPTION EXERCISES IN 2005 AND
                                              2005 YEAR-END OPTION VALUES


                                                                    Number of
                                 Shares                       Securities Underlying            Value of Unexercised
                                Acquired                           Unexercised                     In-the-Money
                                   On                              Options at                       Options at
                               Exercise       Value              December 31, 2005              December 31, 2005 (1)
                                                         -----------------------------     --------------------------
        Name                      (#)        Realized     Exercisable     Unexercisable    Exercisable      Unexercisable
-----------------------------  -----------  -----------  --------------------------------  ------------------------------

Gerardo Canet                   113,065      $819,843        63,658           1,057          $662,473         $9,132

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

Jay Higham                       7,921       $68,120         1,219             610            $10,532         $5,270

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

John W. Hlywak, Jr.              4,554       $39,390         6,640             610           $57,370          $5,270

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

Joseph J. Travia, Jr.            13,691      $137,301        4,834             325           $41,766          $2,808

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

Donald S. Wood, PhD.             16,046      $149,614        1,219             610           $10,532          $5,270

=============================  ===========  ===========  ===============  ===============  ==============  ==============

(1) Based upon the closing sales price of the Common Stock of $13.24 per shares on The Nasdaq National Market(R) on December 30, 2005.

         The following table sets forth information about the Company's Common Stock authorized for issuance under the Company's Equity Compensation Plans as of December 31, 2005:

===============================================================================

                                    EQUITY COMPENSATION PLAN INFORMATION

                                        (a)                        (b)                       (c)
                                                                                     Number of securities
                                                                                   remaining available for
                              Number of securities to       Weighted-average        future issuance under
                              be issued upon exercise      exercise price of      equity compensation plans
                              of outstanding options,     outstanding options,      (excluding securities
       Plan Category            warrants and rights       warrants and rights      reflected in column (a)
----------------------------- ------------------------- ------------------------- ---------------------------

 Equity Compensation plans
    approved by security              250,340                    $3.46                     172,420
        holders (1)
----------------------------- ------------------------- ------------------------- ---------------------------


 Equity compensation plans
  not approved by security               0                         0                          0
          holders
----------------------------- ------------------------- ------------------------- ---------------------------
           Total                      250,340                    $3.46                     172,420
----------------------------- ------------------------- ------------------------- ---------------------------

     (1) The Company has two equity compensation plans approved by security holders. One is the 1992 Incentive and Non-Incentive Stock Option Plan (the "1992 Plan") and the other is the 2000 Long-Term Compensation Plan. The 1992 Incentive and Non-Incentive Stock Option Plan expired in April 2002 and accordingly, no further grants may be made. There are option agreements under the 1992 Plan currently outstanding, all of which expire 10 years from date of their respective grants.

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

         On October 10, 2005, the Company entered into an employment agreement with Jay Higham to serve as its President and Chief Executive Officer, effective January 1, 2006. Pursuant to the employment agreement, Mr. Higham was appointed director of the Company on January 24, 2006. The employment agreement provides for Mr. Higham to receive an annual salary of $275,000, subject to increases. Under the employment agreement, Mr. Higham was granted $400,000 worth of shares, with the number of shares being determined based on the closing price of the Company's stock the first trading day of January 2006, of Company stock which vest over a 10-year period. Pursuant to the agreement, the Company may terminate Mr. Higham's employment without cause on thirty days' notice, in which event Mr. Higham will receive, as severance pay, twelve months' base salary payable, plus Mr. Higham's annual bonus, without regard to the condition precedents established under the bonus plan, in a lump sum.

         The employment agreement further provides that in the event that within one year after a "Change of Control" (as defined therein) of the Company, Mr. Higham's employment is terminated by Mr. Higham for "Good Reason" (as defined therein) or by the Company without cause, Mr. Higham will be paid a lump sum amount equal to his base salary for a 24-month period following termination, plus twice the full amount of Mr. Higham's annual bonus based on his then current salary, without regard to the condition precedents established for the bonus payment.

         Under the employment agreement, Mr. Higham has agreed not to compete with the Company while employed by the Company and for a period of two years thereafter.
                                                            --------------

         The Company is also party to Executive Retention Agreements with its executive officers, including those set forth in the foregoing compensation table.

         The Executive Retention Agreements (the "Agreements") provide for certain severance payments and benefits to the named executives in the event of a termination of their employment, either by the Company without cause, or by the executive for "Good Reason" (as defined therein), at any time within eighteen (18) months following a "Change in Control" (as defined therein) of the Company (any such termination, a "Qualifying Termination"). More specifically, the Agreements provide the named executives with one additional year of salary, bonus (if applicable), and benefits (or equivalent), more than he or she would previously have been entitled to receive upon a termination without cause. Accordingly, pursuant to the Agreements, in the event of a Qualifying Termination, the named executives will be paid one year's severance. Pursuant to the terms of the Agreements, all incentive options granted to the respective executive would become fully vested upon a Qualifying Termination, subject to certain terms and conditions. Also, pursuant to the Agreements, the Company would be required to pay each respective executive for all reasonable fees and expenses incurred by the respective executive in litigating his or her rights, thereunder, to the extent the executive is successful in any such litigation.

         In the event an executive officer, other than Mr. Higham who would be paid in accordance with the terms of his employment agreement, is terminated without cause under circumstances outside a "Change in Control," each person would be paid ninety (90) days salary continuation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         To the Company's knowledge, based solely on the Company's review of copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required, all of the

Company's executive officers and directors, and greater than 10% beneficial owners complied with applicable Section 16(a) filing requirements during the year ended December 31, 2005.

                 COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)

         The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The Compensation Committee's executive compensation philosophy (which applies generally to all Company management, including the President and Chief Executive Officer, Jay Higham) considers a number of factors, which may include:

o rewarding eligible employees who have achieved specific business and financial success during the fiscal year;

o        giving   eligible   employees   the  incentive  to  strive  for  higher
         productivity, efficiency and quality of service; and

o        encouraging the "best" people to join and stay with the Company.

         Compensation structures for senior management generally include a combination of salary, bonuses and restricted stock grants. Specific executive officer base salary is determined based on a range of measures and by comparison to the compensation of executive officers of comparable companies. For the fiscal year ended December 31, 2005, the bonuses of senior management were derived in accordance with a predetermined percentage of base salary. The actual bonuses were based on two components. The first component was based on the Company's performance during the fiscal year ended December 31, 2005 versus the 2005 budget. The second component was based on the achievement of specific individual milestones. The Compensation Committee also endorses the position that equity ownership by senior management is beneficial in aligning their interest with those of stockholders, especially in the enhancement of stockholder value. The Compensation Committee considers the Company's performance under these measures and uses its subjective judgment and discretion in approving individual compensation, including restrictive stock grants. Mr. Higham's base salary was established pursuant to an employment agreement, although his bonus is determined in the same fashion as other executive officers.


     Elizabeth E. Tallett (Chairperson)
     Wayne R. Moon
     Lawrence J. Stuesser
     Yvonne S. Thornton, M.D.


                           AUDIT COMMITTEE REPORT (2)

         The Audit Committee has oversight for the Company's financial reporting on behalf of the Board of Directors. The Audit Committee, composed of three independent (as defined by Section (a)(15) of Nasdaq Rule 4200) directors, held four regular and four telephonic meetings in 2005, and operates under an amended and restated charter approved by the Board of Directors in December 2005. The amended and restated charter is attached as Appendix A to this Proxy Statement. The Audit Committee also has at least one member, Mr. Stuesser, who is an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K of the Exchange Act.

------------------------------

         (1) The material in this report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

         (2) The material in this report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

          Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and the Company's compliance with legal and regulatory requirements. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K.

         The Audit Committee has discussed with the Company's independent auditors, Amper, Politziner & Mattia, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee has received and reviewed, including matters in the written disclosures and the letter from Amper, Politziner & Mattia, P.C. required by Independent Standards Board No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with Amper, Politziner & Mattia, P.C. their independence.

         The Audit Committee has also considered whether any services provided by Amper, Politziner & Mattia, P.C. not related to the audit of the financial statements referred to above and the reviews of the interim financial statements included in the Company's Form 10-Qs for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 were compatible with maintaining the independence of Amper, Politziner & Mattia, P.C..

         Based on the reviews and discussions referred to above, the Audit Committee, in accordance with its charter, recommended to the Company's management that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The Committee has appointed Amper, Politziner & Mattia, P.C. for the Company's 2006 fiscal year audit.

     Lawrence J. Stuesser (Chairperson)
     Wayne R. Moon
     Elizabeth E. Tallett


                         INDEPENDENT PUBLIC ACCOUNTANTS

       On April 14, 2005, the Company dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. The Audit Committee made the decision to dismiss PwC.

       The reports of PwC on the financial statements of the Company for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

       During the fiscal years ended December 31, 2004 and 2003, and through April 14, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to its report on the financial statements for such years. During the fiscal years ended December 31, 2004 and 2003, and through April 14, 2005, there were no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)).

       The Company furnished to PwC the statements made in Item 4.01 to its Form 8-K filed with the Securities and Exchange Commission ("SEC") and attached as
Exhibit 16.1 to said Form 8-K is PwC's letter to the SEC dated April 20, 2005, regarding these statements.

       On April 14, 2005, the Company engaged Amper, Politziner & Mattia, P.C. ("Amper") as its independent registered public accounting firm. The Audit Committee of the Company's Board of Directors made the decision to engage Amper.

       During the fiscal years ended December 31, 2004 and 2003, and through

April 14, 2005, the Company had not consulted with Amper in respect of the Company's consolidated financial statements for the years ended December 31, 2004 and December 31, 2003 regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Audit Committee engaged Amper to audit the Company's financial statements for the fiscal year ended December 31, 2005 and for the fiscal year ended December 31, 2004, the Company's financial statements were audited by PwC. For the Company's fiscal year ending December 31, 2006 the Audit Committee has retained the firm Amper to audit the Company's financial statements. A representative from Amper is expected to be present at the 2006 Annual Meeting with the opportunity to make a statement, if desired. The Amper representative is also expected to be available to respond to appropriate questions.

Pre-Approval Policy

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee Charter, as amended in 2005, all audit and audit-related work and all non-audit work performed by the independent accountants, must be submitted to the Audit Committee for specific approval in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee has not delegated any of its responsibilities to management.

         All of the services described below for 2005 and 2004 were pre-approved by the Audit Committee and/or the Committee Chairman before such services were rendered by Amper in 2005 and PwC in 2004.

Audit Fees

         Audit fees billed or expected to be billed to Company by Amper for the audit of the consolidated financial statements included in the Company's Annual Report on Form 10-K, reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q and consultation on accounting topics for the year ended December 31, 2005 totaled $158,000. Similar fees by the Company's prior auditors, PwC for the year ended December 31, 2004 totaled $165,000.

Audit-Related Fees

         The aggregate fees billed by Amper for audit related services for the year ended December 31, 2005 were $13,750 and primarily related to the Company's response to an SEC comment letter. The aggregate fees billed by PwC for audit related services for the year ended December 31, 2004 were $16,500 and primarily related to the Company's analysis of FIN 46 on Variable Interest Entities.

Tax Fees

         For the year ended December 31, 2005, the Company will pay Amper approximately $25,000 related to tax services and for the year ended December 31, 2004, the Company paid PwC, approximately $54,000, related to tax services.

All Other Fees

         There were no other fees for the years ended December 31, 2005 and 2004.

                      ------------------------------------

PERFORMANCE GRAPH(3)

         The following graph compares the five-year cumulative total return for the Company's Common Stock with the comparable cumulative return of The NASDAQ Stock Market(R) (U.S.) and NASDAQ Health Services Index. The comparisons in the graph are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

         The graph assumes $100 was invested on December 31, 2000 in the Company's Common Stock and $100 was invested at that same time in each of The NASDAQ Stock Market (U.S.) and NASDAQ Health Services indexes. The comparison assumes that all dividends were reinvested. Measurement points are at the last trading day of the years ended December 31, 2000, 2001, 2002, 2003, 2004 and 2005.

     [OBJECT OMITTED]

                               2000      2001    2002     2003    2004     2005
                               ----      ----    ----     ----    ----     ----

IntegraMed America, Inc.       100.00   330.67  309.87   332.80  624.05   917.97
NASDAQ Stock Market (U.S.)     100.00    79.08   55.95    83.35   90.64    92.73
NASDAQ Health Services Index   100.00   108.29   92.53   128.80  159.27   172.19

------------------
         (3) The material in this chart is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         The Company has maintained a consulting arrangement with SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice, of which Mr. Liebler is President. During the fiscal year ended December 31, 2005 the Company paid SDL Consultants approximately $83,000 in consulting fees, which were primarily related to services rendered to the Company in assisting with the recruitment of several senior managers and included reimbursement for expenses.

                  SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

         Under the Commission's proxy rules, stockholder proposals that meet certain conditions may be included in the Company's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at the Company's 2007 Annual Meeting must give notice of the proposal to the Company no later than December 15, 2006 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders that intend to present a proposal at the 2007 Annual Meeting that will not be included in the proxy statement and form of proxy must give notice of the proposal to the Company no fewer than 90 days and no more than 120 days prior to the first anniversary of the 2006 Annual Meeting. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in the Company's proxy materials or its presentation at the 2007 Annual Meeting because there are other requirements in the proxy rules.

         Pursuant to Rule 14a-4 under the Securities Exchange Act, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for our 2007 Annual Meeting, except in circumstances where (i) the Company receives notice of the proposed matter no earlier than January 23, 2007 and no later than February 23, 2007, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                     GENERAL

         The management of the Company does not know of any matters other than those stated in this Proxy Statement, which are to be presented for action at the 2006 Annual Meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the costs related to preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation, which are expected to be approximately $7,500.00. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

         The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2005 (as filed with the Commission), including the financial statements thereto. All such requests should be directed to Mr. John W. Hlywak, Jr., Executive Vice President and Chief Financial Officer of IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577. You may also obtain certain other of the Company's Commission filings through the Internet at http://www.sec.gov or under "Investor Relations" at http://www.integramed.com, the Company's website.


Claude E. White
Vice President, General Counsel  & Secretary

Dated:   April 13, 2006

                                                                    Appendix A


                            INTEGRAMED AMERICA, INC.

                             AUDIT COMMITTEE CHARTER

                    As Amended and Restated December 6, 2005
Purpose

         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of IntegraMed America, Inc. (the "Company") is to assist the Board in its oversight of (a) the integrity of the Company's financial statements and its financial reporting and disclosure practices, (b) the soundness of the Company's accounting, auditing and financial reporting practices, including the internal controls and audit functions (c) the Company's compliance with legal and regulatory requirements, and (d) the appointment, compensation, qualifications, independence and performance of the Company's independent auditors.

Membership

         The Committee shall consist of three or more directors all of whom, in the judgment of the Board, shall be independent in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") and NASDAQ listing standards. Each member shall, in the judgment of the Board, be financially literate under NASDAQ Rule 4350(d)(2), including having the ability to read and understand the Company's basic financial statements or at the time of appointment undertaking training for that purpose. At least one member of the Committee shall, in the judgment of the Board, be a "financial expert" as defined by Item 401(h) of Regulation S-K. Committee members shall not simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the director to effectively serve on the Committee, and the Company discloses this determination in the Company's annual proxy statement. The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee of the Board. Committee members may be replaced by the Board.

Committee Authority and Responsibility

         The Committee shall:

         1. Appoint the independent auditors for the purpose of preparing and issuing an audit report or to perform related work, and set such independent auditors' compensation, and if appropriate, replace such independent auditors.

         2. Pre-approve all audit and permitted non-audit services to be performed by the Company's independent auditors; or delegate the authority to pre-approve such services to one or more members of the Committee, who shall report any decision to pre-approve any services to the full Committee at its regularly scheduled meetings.

         3. Report the pre-approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

         4. Review with the independent auditors selected by the Committee the scope of the prospective audit, the estimated fees therefor and such other matters pertaining to such audit as the Committee may deem appropriate.

         5. Receive, review and discuss:

         5.1 a report by the Company's independent auditors describing (i) the Company's independent auditors internal quality-control procedures, (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Company's independent auditors, and any steps taken to deal with any such issues, (iii) in an effort to assess the Company's independent auditors' independence, all relationships between the Company's independent auditors and the Company and (iv) any significant deficiencies and material weaknesses identified during their audit on management's assessment of internal controls.

         5.2 all other reports from the Company's independent auditors, including the annual comments from the Company's auditors on accounting procedures and systems of control.

         5.3. copies of the annual comments from the Company's independent auditors on accounting procedures and systems of control; review and consider whether the provision by the Company's independent auditors of any permitted non-audit services is compatible with maintaining their independence; review and approve the non-audit fees of the Company's independent auditors; and review with the Company's independent auditors any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries, and any audit problems or difficulties and management's responses.

         6. Review, at least annually, the then current and future programs with respect to the Company's internal audit procedures, including the procedure for assuring implementation of accepted recommendations made by the Company's independent auditors; and review any issues that arise regarding the performance of the Company's internal audit function and the significant matters contained in any internal audit function reports.

         7. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems on internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

         8. Review with management and the Company's independent auditors the annual and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10-K or 10-Q with the SEC. Such review will also include (1) the items required by SAS 61 and SAS 90 as in effect at that time in the case of the annual statements and SAS 71 and SAS 90 as in effect at that time in the case of the quarterly statements, (2) the results of the independent auditor's reviews of such financial statements, (3) the adequacy of the Company's internal controls which could significantly affect the Company's financial statements and
(4) off-balance sheet structures on the Company's financial statements. During such review, or otherwise, the Committee shall determine that the independent auditors are satisfied with the disclosures in and contents of the financial statements and shall inform management that the Committee is satisfied with the inclusion of such disclosures and financial statements in the applicable Form 10-K or 10-Q which is to be filed with the SEC.

         9. Review and discuss with management and the independent auditor, as applicable, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

         10. Review and discuss with Company management Company policies with respect to risk assessment and risk management.

         11. Receive from the Company's independent auditors the report required by Independence Standards Board Standards No. 1 as in effect at that time and discuss it with the Company's independent auditors.

         12. Review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

         13. Establish and maintain procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls or auditing matters and establish clear hiring policies for employees or former employees of the Company's independent auditors.

         14. Obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Committee.

         15. Report regularly to the Board as to the Committee's accomplishments of its purposes and responsibilities.

         16. Conduct an annual performance evaluation of the Committee and deliver a written or oral report to the Board of Directors.

         17. Review the Committee's charter and recommend any improvements to the charter deemed necessary or desirable by the Committee.

         18. Investigate, review and report on propriety and ethical implications of any transactions reported to the Committee between the Company and any employee, officer or member of the Board or any affiliate of the foregoing.

         19. Prepare the audit committee report required by the SEC to be included in Company's proxy statement.

         20. Review the experience and qualifications of the Company's senior finance executives.

Meetings

         The Committee shall meet as it determines, but not less frequently than quarterly. Not less than two members shall be in attendance for a quorum. The Committee shall meet periodically with management and the independent auditors in separate executive sessions. The proceedings of all meeting shall be reflected in written minutes, which shall be maintained with the records of proceedings of the Board.

         The Committee is governed by the same rules and regulations regarding meetings (including meetings by teleconference or similar communications equipment), action without meetings, notice waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Resources and Authority

         The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including authority to retain outside counsel or other experts or consultants, as it deems appropriate. The Committee shall have sole authority to approve related fees and retention terms.

Limitation of Audit Committee's Role

         The Audit Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with GAAP. The independent auditor's responsibility is to provide their opinion, based on their audits, that the financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with GAAP. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and in conformity with GAAP. Further, it is not the duty of the Audit Committee to assure compliance with applicable laws and regulations or the Company's Code of Ethical Conduct.

                                     PROXY

                            INTEGRAMED AMERICA, INC.

                         Annual Meeting of Stockholders

           This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Jay Higham or Claude E. White as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the Company's Headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577 on May 23, 2006 at 10:00 a.m. and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse:

                         (To be Signed on Reverse Side)

                         Annual Meeting of Stockholders

                            INTEGRAMED AMERICA, INC.

                                  May 23, 2006


                         Please date, sign and mail your
                       Proxy card in the envelope provided
                              as soon as possible!


                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS


        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.
--------------------------------------------------------------------------------

   1.  Election of Directors:                Nominees:
       ----------------------                ---------

       --    FOR ALL NOMINEES                ---    Gerardo Canet
                                             ---    Jay Higham
                                             ---    Sarason D. Liebler
       --    WITHHOLD AUTHORITY              ---    Wayne R. Moon
             FOR ALL NOMINEES                ---    Lawrence J. Stuesser
                                             ---    Elizabeth E. Tallett
       --    FOR ALL EXCEPT                  ---    Yvonne S. Thornton, M.D.
             (See instructions below)


       INSTRUCTION:   To  withhold   authority  to  vote  for  any   individual
                       nominee(s), mark "FOR ALL, EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here:

--------------------------------------------------------------------------------

               In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

               The shares of Common Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares of Common Stock will be voted FOR the election of the nominees.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Stockholder              Date
                        -------------      ----------

Signature of Stockholder              Date
                        -------------      ----------

       NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.